MONTHLY SERVICER'S CERTIFICATE

        CARMAX AUTO SUPERSTORES, INC.

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           CARMAX AUTO OWNER TRUST
                SERIES 2002-1

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

   Collection Period                                                                                           12/01/02-12/31/02
   Determination Date                                                                                                   1/9/2003
   Distribution Date                                                                                                   1/15/2003



   Pool Balance

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                                $      425,225,876.39

     2 .  Collections allocable to Principal                                                               $       14,061,729.84

     3 .  Purchase Amount allocable to Principal                                                           $                0.00

     4 .  Defaulted Receivables                                                                            $          454,597.74
                                                                                                              -------------------

     5 .  Pool Balance on the close of the last day of the Collection Period                               $      410,709,548.81
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                             $      512,613,701.98

                                                                                  Beginning                          End
     7 .  Portfolio Balances                                                      of Period                       of Period
                                                                             ----------------------------------------------------

          a.Class A-1 Note Balance                                           $   22,612,174.41            $         8,095,846.83
          b.Class A-2 Note Balance                                           $  126,000,000.00            $       126,000,000.00
          c.Class A-3 Note Balance                                           $  159,000,000.00            $       159,000,000.00
          d.Class A-4 Note Balance                                           $  107,361,000.00            $       107,361,000.00
          e.Certificate Balance                                              $   10,252,000.00            $        10,252,000.00
                                                                               ----------------               -------------------
          f.Total Portfolio Balance (sum a - e)                              $  425,225,174.41            $       410,708,846.83

     8 .  Pool Factors

          a.Class A-1 Note Pool Factor                                               0.2055652                         0.0735986
          b.Class A-2 Note Pool Factor                                               1.0000000                         1.0000000
          c.Class A-3 Note Pool Factor                                               1.0000000                         1.0000000
          d.Class A-4 Note Pool Factor                                               1.0000000                         1.0000000
          e.Certificate Pool Factor                                                  1.0000000                         1.0000000
                                                                               ----------------               -------------------
          f.Aggregate Pool Factor                                                    0.8295236                         0.8012054

     9 .  Weighted Average Coupon                                                                          %              10.18%

    10 .  Weighted Average Original Term                                                                  months           60.17

    11 .  Weighted Average Remaining Term                                                                 months           49.14

   Collections

    12 .  Finance Charge:

          a.Collections allocable to Finance Charge                                                        $        3,581,708.59
          b.Liquidation Proceeds allocable to Finance Charge                                               $               63.65
          c.Purchase Amount allocable to Finance Charge                                                    $                0.00
                                                                                                             -------------------
          d.Available Finance Charge Collections (sum a - c)                                               $        3,581,772.24

    13 .  Principal:
          a.Collections allocable to Principal                                                             $       14,061,729.84
          b.Liquidation Proceeds allocable to Principal                                                    $           15,203.03
          c.Purchase Amount allocable to Principal                                                         $                0.00
                                                                                                              -------------------
          d.Available Principal Collections (sum a - c)                                                    $       14,076,932.87

    14 .  Total Finance Charge and Principal Collections (12d + 13d)                                       $       17,658,705.11

    15 .  Interest Income from Collection Account                                                          $           14,418.83
                                                                                                              -------------------
    16 .  Available Collections (Ln14 + Ln15)                                                              $       17,673,123.94

   Required Payment Amount

    17 .  Total Servicing Fee
          a.Monthly Servicing Fee                                                                          $          354,354.90
          b.Amount Unpaid from Prior Months                                                                $                0.00
          c.Amount Paid                                                                                    $          354,354.90
                                                                                                              -------------------
          d.Shortfall Amount (a + b - c)                                                                   $                0.00

    18 .  Noteholder Interest Amounts
          a.Class A-1 Monthly Interest                                                                     $           35,614.17
          b.Class A-1 Monthly Interest Carryover Shortfall                                                 $                0.00
          c.Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                              -------------------
          d.Total Class A-1 Note Interest (sum a - c)                                                      $           35,614.17

          e.Class A-2 Monthly Interest                                                                     $          277,200.00
          f.Class A-2 Monthly Interest Carryover Shortfall                                                 $                0.00
          g.Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                              -------------------
          h.Total Class A-2 Note Interest (sum e-g)                                                        $          277,200.00

          i.Class A-3 Monthly Interest                                                                     $          475,675.00
          j.Class A-3 Monthly Interest Carryover Shortfall                                                 $                0.00
          k.Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                              -------------------
          l.Total Class A-3 Note Interest (sum i-k)                                                        $          475,675.00

          m.Class A-4 Monthly Interest                                                                     $          378,447.53
          n.Class A-4 Monthly Interest Carryover Shortfall                                                 $                0.00
          o.Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                              -------------------
          p.Total Class A-4 Note Interest (sum m-o)                                                        $          378,447.53

          q.Total Monthly Note Interest                                                                    $        1,166,936.70
          r.Total Monthly Note Interest Carryover Shortfall                                                $                0.00
          s.Total Interest Due on Monthly Note Interest Carryover Shortfall                                $                0.00
                                                                                                              -------------------
          t.Total Note Interest (sum q - s)                                                                $        1,166,936.70

    19 .  Noteholder Principal Amounts
          a.Class A-1 Monthly Note Principal                                                               $       14,516,327.58
          b.Class A-2 Monthly Note Principal                                                               $                0.00
          c.Class A-3 Monthly Note Principal                                                               $                0.00
          d.Class A-4 Monthly Note Principal                                                               $                0.00
                                                                                                              -------------------
          e.Total Monthly Note Principal                                                                   $       14,516,327.58

    20 .  Certificateholder Interest Amounts
          a.Monthly Certificate Interest                                                                   $           38,274.13
          b.Monthly Certificate Interest Carryover Shortfall                                               $                0.00
          c.Interest Due on Monthly Certificate Interest Carryover Shortfall                               $                0.00
                                                                                                              -------------------
          d.Total (sum a - c)                                                                              $           38,274.13

          e.Total Certificate Interest                                                                     $           38,274.13

    21 .  Monthly Certificate Principal                                                                    $                0.00

    22 .  Required Payment Amount                                                                          $       16,075,893.31

   Insurance Payment Amount

    23 .  Insurance Premium(s) Due
          a.Current Amount Due                                                                             $           54,925.01
          b.Overdue Premiums                                                                               $                0.00
          c.Amount Paid                                                                                    $           54,925.01
                                                                                                              -------------------
          d.Shortfall Amount (a + b - c)                                                                   $                0.00

    24 .  Unreimbursed Insurance Payments
          a.Current Amount Due                                                                             $                0.00
          b.Interest                                                                                       $                0.00
          c.Amount Paid                                                                                    $                0.00
                                                                                                              -------------------
          d.Shortfall Amount (a + b - c)                                                                   $                0.00

    25 .  Insurance Payment Amount                                                                         $           54,925.01

   Available Funds

    26 .  Available Collections                                                                            $       17,673,123.94

    27 .  Reserve Account Draw Amount                                                                      $                0.00

    28 .  Policy Claim Amount                                                                              $                0.00
                                                                                                              -------------------

    29 .  Available Funds                                                                                  $       17,673,123.94
   Collection Account Activity

    30 .  Deposits
          a.Total Daily Deposits of Finance Charge Collections                                             $        3,581,772.24
          b.Total Daily Deposits of Principal Collections                                                  $       14,076,932.87
          c.Withdrawal from Reserve Account                                                                $                0.00
          d.Policy Claim Amount                                                                            $                0.00
          e.Interest Income                                                                                $           14,418.83
                                                                                                              -------------------
          f.Total Deposits to Collection Account (sum a - e)                                               $       17,673,123.94

    31 .  Withdrawals
          a.Servicing Fee                                                                                  $          354,354.90
          b.Deposit to Note Payment Account for Monthly Note Interest/Principal                            $       15,683,264.28
          c.Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal              $           38,274.13
          d.Payments to Insurer for Insurance Premium                                                      $           54,925.01
          e.Reimbursement of Insurance Payments                                                            $                0.00
          f.Deposit to Reserve Account                                                                     $                0.00
          g.Payment to Seller of any remaining funds                                                       $        1,542,305.62
                                                                                                              -------------------
          h.Total Withdrawals from Collection Account(sum a - g)                                           $       17,673,123.94

   Note Payment Account Activity

    32 .  Deposits
          a.Class A-1 Interest Distribution                                                                $           35,614.17
          b.Class A-2 Interest Distribution                                                                $          277,200.00
          c.Class A-3 Interest Distribution                                                                $          475,675.00
          d.Class A-4 Interest Distribution                                                                $          378,447.53

          e.Class A-1 Principal Distribution                                                               $       14,516,327.58
          f.Class A-2 Principal Distribution                                                               $                0.00
          g.Class A-3 Principal Distribution                                                               $                0.00
          h.Class A-4 Principal Distribution                                                               $                0.00

          i.Total Deposits to Note Payment Account (sum a - h)                                             $       15,683,264.28

    33 .  Withdrawals
          a.Class A-1 Distribution                                                                         $       14,551,941.75
          b.Class A-2 Distribution                                                                         $          277,200.00
          c.Class A-3 Distribution                                                                         $          475,675.00
          d.Class A-4 Distribution                                                                         $          378,447.53
                                                                                                              -------------------
          e.Total Withdrawals from Note Payment Account (sum a - d)                                        $       15,683,264.28

   Certificate Payment Account Activity

    34 .  Deposits
          a.Certificate Interest Distribution                                                              $           38,274.13
          b.Certificate Principal Distribution                                                             $                0.00
                                                                                                              -------------------
          c.Total Deposits to Certificate Payment Account (sum a - b)                                      $           38,274.13

    35 .  Withdrawals
          a.Certificate Distribution                                                                       $           38,274.13
                                                                                                              -------------------
          b.Total Withdrawals from Certificate Payment Account                                             $           38,274.13

   Required Reserve Account Amount

       If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the lesser of: (Ln36 or Ln37)

    36 .  Greater of: (a or b)
          a.Percentage applicable times Pool Balance as of the last day
            of the  Collection Period                   (percentage applicable =      2.25%      )           $        9,240,964.85
          b.$5,126,137.02                                                                                    $        5,126,137.02

    37 .  Sum of Note Balance and Certificate Balance as of current Distribution Date
          (after giving effect to all principal payments on current Distribution Date)                       $      410,708,846.83

       If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the Required Reserve Account Increase Amount:

    38 .  Greater of: (a or b)
          a.Percentage applicable times Pool Balance as of the last day
            of the  Collection Period                   (percentage applicable =      4.50%      )           $       18,481,929.70
          b.$10,252,274.04                                                                                   $       10,252,274.04

    39 .  Required Reserve Account Amount                                                                    $        9,240,964.85

   Reserve Account Reconciliation

    40 .  Beginning Balance (as of Preceding Distribution Date)                                            $        9,567,582.22

    41 .  Investment Earnings                                                                              $            9,210.53

    42 .  Reserve Account Draw Amount                                                                      $                0.00
                                                                                                              -------------------
    43 .  Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                                     $        9,576,792.75

    44 .  Deposit from Excess Available Funds                                                              $                0.00

    45 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                     $          335,827.90
                                                                                                              -------------------
    46 .  Ending Balance (Ln43 + Ln44 - Ln45)                                                              $        9,240,964.85

    47 .  Reserve Account Deficiency (Ln39 - Ln46)                                                         $                0.00

   Instructions to the Trustee

    48 .  Amount to be deposited from the Reserve Account into the Collection Account                      $                0.00

    49 .  Amount to be paid to Servicer from the Collection Account                                        $          354,354.90

    50 .  Amount to be deposited from the Collection Account into the Note Payment Account                 $       15,683,264.28

    51 .  Amount to be deposited from the Collection Account into the Certificate Payment Account          $           38,274.13

    52 .  Amount to be paid to Insurance Provider from the Collection Account                              $           54,925.01

    53 .  Amount to be deposited from the Collection Account into the Reserve Account                      $                0.00

    54 .  Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
          Exceeds Required Reserve Amount                                                                  $          335,827.90

    55 .  Amount to be paid to Seller from the Collection Account for any remaining Available Funds        $        1,542,305.62

    56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                         $       14,551,941.75

    57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                         $          277,200.00

    58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                         $          475,675.00

    59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                         $          378,447.53

    60 .  Amount to be paid to Certificateholders from the Certificate Payment Account                     $           38,274.13

   Net Loss and Delinquency Activity

    61 .  Cumulative Net Losses                                                                            $        1,442,304.01

    62 .  Cumulative Net Loss Percentage
          a.For the current Collection Period                                                                      0.2814%
          b.Has a Required Reserve Account Increase Event occurred?                                                   NO
          c.Has a Cumulative Net Loss Trigger Event occurred?                                                         NO

    63 .  Delinquency Analysis                                                    Number of                       Principal
                                                                                    Loans                          Balance
                                                                             ----------------------------------------------------

          a.31 to 60 days past due                                                   252                   $        3,375,016.94
          b.61 to 90 days past due                                                   63                    $          764,235.31
          c.91 or more days past due                                                 41                    $          516,088.01
                                                                             ----------------------------------------------------
          d.Total (sum a - c)                                                        356                            4,655,340.26


    64 .  Delinquency Ratio including Repossessions
          a.For the current Collection Period                                                                      1.0948%
          b.For the preceding Collection Period                                                                    0.9431%
          c.For the second preceding Collection Period                                                             0.9449%
          d.Average Delinquency Ratio (average a - c)                                                              0.9943%
          e.Has a Required Reserve Account Increase Event occurred?                                                   NO
          f.Has a Trigger Event occurred?                                                                             NO


    65 .  Covenants of the Seller  (dollar amounts in thousands)                                                  31-Aug-02
          a.50% of Positive Net Income for CarMax since November 30, 2001                                  $              39,674
                 Given: $350,000,000                                                                       $             350,000
                 Total                                                                                     $             389,674
            Tangible Net Worth                                                                             $             532,179
            Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's positive net income?                    NO

          b.Managed Assets                                                                                 $           1,746,709
            Ratio of Tangible Net Worth to Managed Assets                                                           30.47%
            Is the ratio of Tangible Net Worth to Managed Assets less than 18%?                                       NO

          c.Adjusted EBITDA                                                                                $              57,663
            Total Interest and Rent Expense                                                                $              12,034
            Ratio of Adjusted EBITDA to Total Interest and Rent Expense                                              4.79
            Is the ratio of Adjusted EBITDA to Total Interest and Rent Expense less than 1.5 for Q1 & Q2
            or 1.1 for Q3 & Q4?                                                                                       NO

    66 .  Covenant of the seller                                                                                  31-Dec-02
            Has CarMax had any change in control, merger or consolidation?                                           YES
            If yes, does CarMax maintain a minimum of $75 million in cash or borrowing capacity?                     YES

   IN WITNESS WHEREOF, the undersigned has duly executed this certificate on January 09, 2003.

   CARMAX AUTO SUPERSTORES, INC.
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   As Servicer

   By:            /s/ Keith D. Browning
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   Name:            Keith D. Browning
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   Title:         Executive Vice President and Chief Financial Officer
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